UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

XOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)

(818) 316-1890
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	XOSWW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2023, the board of directors (the “Board”) of Xos, Inc., (“Xos” or the “Company”) appointed Liana Pogosyan, the Company's Vice President of Finance, as Acting Chief Financial Officer of the Company. The Board determined that it was prudent to appoint Ms. Pogosyan as Acting Chief Financial Officer while the Company completes its evaluation of candidates to fill the Chief Financial Officer position following Kingsley Afemikhe's previously disclosed departure.

Liana Pogosyan, 39, has served as the Company's Vice President of Finance since May 2023 and previously served as the Company's Controller from January 2022 to May 2023. Prior to Xos, Ms. Pogosyan was at Marcus & Millichap, Inc., a national real estate brokerage firm, from May 2013 to January 2022, where she served in a variety of positions before becoming Vice President, Operations Controller and Financial Reporting. Prior to that, Ms. Pogosyan served as an Audit Manager at KPMG, an accounting and advisory firm, followed by serving as the Manager of Corporate Reporting at Ixia, a global test and networking company. Ms. Pogosyan holds a Master’s degree in Business Administration from the University of California at Los Angeles, a Bachelor’s degree in Accounting from the University of Southern California, and is a Certified Public Accountant.

There are no arrangements or understandings between Ms. Pogosyan and any other person pursuant to which she was appointed as an acting executive officer, nor is there a family relationship between any member of the Company's Board or any of its executive officers and Ms. Pogosyan. Further, there are no relationships between Ms. Pogosyan and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2023

XOS, INC.

By:	/s/ Liana Pogosyan
Liana Pogosyan
Acting Chief Financial Officer